Exhibit 10.1

JOINDER AND THIRD LOAN MODIFICATION AGREEMENT

Dated: As of July 11, 2016

Reference is hereby made to a certain loan arrangement by and among (a) SILICON VALLEY BANK, a California corporation with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”) and (b) (i) TELADOC, INC., a Delaware corporation, with its principal place of business located at 2 Manhattanville Road, Suite 203, Purchase, New York 10577 (“Teladoc”), and (ii) STAT HEALTH, LLC, a Delaware limited liability company with its chief executive office located at 5725 N. Scottsdale Road, Suite C-100, Scottsdale, Arizona 85250 (“STAT”; together with Teladoc, jointly and severally, individually and collectively, “Existing Borrower”), which loan arrangement is evidenced by, among other documents, a certain Subordinated Loan and Security Agreement dated as of May 2, 2014, between Existing Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of March 11, 2015, and as further amended by that certain Joinder and Second Loan Modification Agreement between Existing Borrower and Bank dated as of June 17, 2015 (as has been and as may be further amended, modified, restated, replaced, or supplemented from time to time, the “Loan Agreement”).  All capitalized terms used herein without definitions shall have the meanings given such terms in the Loan Agreement.

1.        Joinder to Loan Agreement.  The undersigned, (a) TELADOC PHYSICIANS, P.A, a Texas profession association, with its chief executive office located at 2 Manhattanville Road, Suite 203, Purchase, New York  10577, Attn: Legal Dept. (“Physicians”), (b) COMPILE, INC., a Delaware corporation with its chief executive office located at 2 Manhattanville Road, Suite 203, Purchase, New York 10577, Attn: Legal Dept. (“Compile”), and (c) HY HOLDINGS, INC., a Delaware corporation with its chief executive located at 2 Manhattanville Road, Suite 203, Purchase, New York  10577, Attn: Legal Dept. (“HY”).  HY, Physician, and Compile, jointly and severally, individually and collectively (the “New Borrower”) and, together with Existing Borrower, jointly and severally, individually and collectively (the “Borrower”), hereby joins the Loan Agreement and each of the Loan Documents, and agrees to comply with and be bound by all of the terms, conditions and covenants of the Loan Agreement and the Loan Documents, as if New Borrower were originally named “Borrower” therein.  Without limiting the generality of the preceding sentence, New Borrower agrees that it will be jointly and severally liable, together with Existing Borrower, for the payment and performance of all present and future indebtedness, obligations and liabilities of Borrower under the Loan Agreement, including, without limitation, the Obligations.  All references in the Loan Documents to “Borrower” shall be deemed to refer, jointly and severally, individually and collectively, to Borrower.  New Borrower acknowledges that the Obligations are due and owing to Bank from Borrower, without any defense, offset or counterclaim of any kind or nature whatsoever as of the date hereof.  Either Borrower may, acting singly, request Credit Extensions under the Loan Agreement.  Each Borrower hereby authorizes and appoints the other as agent for itself for all purposes hereunder, including, without limitation, with respect to requesting Credit Extensions pursuant to the Loan Agreement.  Each Borrower hereunder shall be obligated to repay all Credit Extensions made pursuant to the Loan Agreement, regardless of which Borrower actually receives said Credit Extensions, as if each Borrower hereunder directly received all Credit Extensions.

2.        Subrogation and Similar Rights.  Each Borrower waives (a) any suretyship defenses available to it under the Code or any other applicable law and (b) any right to require Bank to: (i) proceed against any Borrower or any other person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy.  Bank may exercise or not exercise any right or remedy it has against any Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting any Borrower’s liability.  Notwithstanding any other provision of this Joinder and Third Loan Modification Agreement, the Loan Agreement, the Loan Documents or any related documents, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Bank under this Joinder and Third Loan Modification Agreement and the Loan Agreement) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by Borrower with respect to the Obligations in connection with this Joinder and Third Loan Modification Agreement, the Loan Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrower with respect to the Obligations in connection with this Joinder and Third Loan Modification Agreement, the Loan Agreement or otherwise.  Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this section shall be null and void.  If any payment is made to a Borrower in contravention of this section, such Borrower shall hold such payment in trust for Bank and such payment shall be promptly delivered to Bank for application to the Obligations, whether matured or unmatured.

3.        Grant of Security Interest.  To secure the prompt payment and performance of all of the Obligations, New Borrower hereby grants to Bank a continuing lien upon and security interest in all of New Borrower’s now existing or hereafter arising rights and interest in such assets of New Borrower as are consistent with the description of the Collateral set forth on Exhibit A of the Loan Agreement (as if such Collateral were deemed to pertain to the assets of New Borrower), whether now owned or existing or hereafter created, acquired, or arising, and wherever located, including, without limitation, all of New Borrower’s assets and all of New Borrower’s books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.  New Borrower further covenants and agrees that by its execution hereof it shall provide all such information, complete all such forms, and take all such actions, and enter into all such agreements, in form and substance reasonably satisfactory to Bank that are reasonably deemed necessary by Bank in order to grant a valid, perfected first priority security interest to Bank in the Collateral.  New Borrower hereby authorizes Bank to file financing statements, without notice to Borrower, with all appropriate jurisdictions and filing offices in order to perfect or protect Bank’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Bank under the Code.  Any such financing statements may indicate the Collateral as “all assets of the Debtor” or words of similar effect, or as being of an equal or lesser scope, or with greater detail, all in Bank’s discretion.

4.        Representations and Warranties.  New Borrower hereby represents and warrants to Bank that all representations and warranties in the Loan Documents made on the part of Existing Borrower are true and correct on the date hereof with respect to New Borrower, with the same force and effect as if New Borrower were named as “Borrower” in the Loan Documents in addition to Existing Borrower.

5.        Description of Collateral.  Repayment of the Obligations is secured by (a) the Collateral as described in the Loan Agreement, (b) the Intellectual Property Collateral as defined in that certain Intellectual Property Security Agreement dated as of May 2, 2014, between Teladoc and Bank (as amended, the “Existing Teladoc IP Agreement”), (c) the Intellectual Property Collateral as defined in that certain Intellectual Property Security Agreement dated as of June 17, 2015, between STAT and Bank (as amended, the “Existing STAT IP Agreement”; collectively with the Existing Teladoc IP Agreement, the “Existing Borrower IP Agreement”), (d) the Intellectual Property Collateral as defined in that certain Intellectual Property Security Agreement of even date herewith between each New Borrower and Bank (as amended, the “New Borrower IP Agreement”) (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

6.        Delivery of Documents.  Borrower hereby agrees that the following documents shall be delivered to Bank prior to or concurrently with this Joinder and Third Loan Modification Agreement, each in form and substance satisfactory to Bank:

A.        a secretary’s certificate for each New Borrower with respect to such New Borrower’s certificate of incorporation, by-laws, incumbency and resolutions authorizing the execution and delivery of this Joinder and Third Loan Modification Agreement and the other documents required by Bank in connection with this Joinder and Third Loan Modification Agreement;

B.        a long form certificate of the Secretary of State of Delaware (and with respect to Physicians, a long form certificate of the Secretary of State of Texas) certified within the past thirty (30) days as to each New Borrower’s legal existence and good standing;

C.        Certificates of Good Standing/Foreign Qualification, from each state in which each New Borrower is qualified to transact business, certified within the past thirty (30) days as to such New Borrower’s existence and good standing;

D.        the results of UCC and other lien searches with respect to New Borrower indicating no Liens other than Permitted Liens and otherwise in form and substance satisfactory to Bank;

E.        an Intellectual Property Security Agreement and completed exhibits thereto, and copies of searches with the United States Patent and Trademark Office and the United States Copyright Office for each New Borrower;

F.        a Perfection Certificate for each New Borrower;

G.        a Securities Account Control Agreement for each New Borrower from SVB Securities;

H.        duly executed original signatures to the Senior Loan Agreement and satisfaction of all conditions precedent thereto;

I.         duly executed Warrant;

J.         a legal opinion of Borrower’s counsel dated as of the Effective Date together with the duly executed original signature thereto; and

K.        such other documents as Bank may reasonably request.

7.        Description of Change in Terms.

A.        Modifications to Loan Agreement.

1.	The Loan Agreement shall be amended by deleting the defined term “Borrower” where it appears in the preamble thereof.

2.	The Loan Agreement shall be amended by inserting the following new provision to appear as Section 2.1.2 (2016 Mezzanine Term Loan) thereof:

“2.1.22016 Mezzanine Term Loan.

(a)Availability.  Subject to the terms and conditions of this Agreement, on the Third Loan Modification Effective Date, Bank shall make one (1) advance (the “2016 Mezzanine Term Loan”) available to Borrower in an amount equal to Twenty-Five Million Dollars ($25,000,000.00), provided that all or a portion of the proceeds of the 2016 Mezzanine Term Loan shall be used to repay in full Borrower’s outstanding Obligations to Bank under the Mezzanine Term Loans pursuant to Section 2.1.1 hereof and under the Existing Senior Loan Agreement.  Borrower hereby authorizes Bank to apply such proceeds to such Obligations as part of the funding process without actually depositing such funds into an account of Borrower.  After repayment, the 2016 Mezzanine Term Loan may not be reborrowed.

(b)Repayment.  Commencing on the first Payment Date of the month following the month in which the Funding Date of the 2016 Mezzanine Term Loan occurs and continuing on each Payment Date thereafter, Borrower shall make monthly payments of interest on the 2016 Mezzanine Term Loan, in arrears, at the rate set forth in Section 2.2(a)(ii).  All outstanding principal and accrued and unpaid interest under the 2016 Mezzanine Term Loan, and all other outstanding Obligations with respect to the 2016 Mezzanine Term Loan, are due and payable in full on the 2016 Mezzanine Term Loan Maturity Date.

(c)Mandatory Prepayment Upon an Acceleration.  If the 2016 Mezzanine Term Loan is accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Bank an amount equal to the sum of: (i) all outstanding principal plus accrued and unpaid interest, (ii) the 2016 Prepayment Premium, (iii) the 2016 Final Payment plus (iv) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.

(d)Permitted Prepayment of 2016 Mezzanine Term Loan.   Borrower shall have the option to prepay all, but not less than all, of the 2016 Mezzanine Term Loan advanced by Bank under this Agreement, provided Borrower (i) provides written notice to Bank of its election to prepay the 2016 Mezzanine Term Loan at least thirty (30) days prior to such prepayment, and (ii) pays, on the date of such prepayment (A) all outstanding principal plus accrued and unpaid interest, (B) the 2016 Prepayment Premium, (C) the 2016 Final Payment plus (D) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.

3.	The Loan Agreement shall be amended by deleting the following text, appearing in Section 2.2(a) thereof:

(a)Interest Rate.  Subject to Section 2.2(b), the principal amount of the Mezzanine Term Loans shall accrue interest at a fixed per annum rate equal to ten percent (10.0%), which interest shall be payable monthly in accordance with Section 2.2(c) below.

and inserting in lieu thereof the following:

(a)Interest Rate.

(i) Mezzanine Term Loan.  Subject to Section 2.2(b), the principal amount of the Mezzanine Term Loans shall accrue interest at a fixed per annum rate equal to ten percent (10.0%), which interest shall be payable monthly in accordance with Section 2.2(c) below.

(ii) 2016 Mezzanine Term Loan.  Subject to Section 2.2(b), the principal amount of the 2016 Mezzanine Term Loan shall accrue interest at a floating per annum rate equal to six and one-quarter of one percent (6.25%) above the Prime Rate, which interest shall be payable monthly in accordance with Section 2.2(c) below.

4.	The Loan Agreement is amended by inserting the following new provisions to appear as subsections (f) and (g) in Section 2.3 thereof:

(a)2016 Prepayment Premium.  The 2016 Prepayment Premium, when due hereunder.

(b)2016 Final Payment.   The 2016 Final Payment, which shall be due and payable on the earliest to occur of (i) the 2016 Mezzanine Term Loan Maturity Date, (ii) the repayment or prepayment of the 2016 Mezzanine Term Loan, or (iii) the termination of this Agreement.

5.	The Loan Agreement is amended by deleting the following provisions appearing in Section 6.2 thereof:

(a)Monthly Financial Statements.  As soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated and consolidating balance sheet and income statement covering the consolidated and consolidating operations of Borrower, each of its Subsidiaries and PA for such month certified by a Responsible Officer and in a form acceptable to Bank (the “Monthly Financial Statements”);

(b)Monthly Compliance Certificate.  Within thirty (30) days after the last day of each month and together with the Monthly Financial Statements, a duly completed Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such month, Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement (if any) and such other information as Bank may reasonably request;

(c)Board-Approved Projections.  As soon as available, but no later than the earlier to occur of (i) forty-five (45) days after the last day of Borrower’s fiscal year and (ii) ten (10) days following approval of the Board, and in each case contemporaneously with any updates or changes thereto, Board-approved projections as to the then current fiscal year in a form acceptable to Bank;

and inserting in lieu thereof the following:

(a)Financial Statements.  As soon as available, but no later than (i) thirty (30) days after the last day of each month that does not end on a fiscal quarter, (ii) forty-five (45) days after the last day of each month that ends on a  fiscal quarter, and (iii) ninety (90) days with respect to the last day of the month ending on the fourth fiscal quarter of each fiscal year, a company prepared consolidated and consolidating balance sheet and income statement covering the consolidated and consolidating operations of Borrower, each of its Subsidiaries and PA for such month certified by a Responsible Officer and in a form acceptable to Bank (the “Monthly Financial Statements”);

(b)Compliance Certificate.  Within (i) thirty (30) days after the last day of each month that does not end on a fiscal quarter, (ii) forty-five (45) days after the last day of each month that ends on a  fiscal quarter, and (iii) ninety (90) days with respect to the last day of the month ending on the fourth fiscal quarter of each fiscal year and together with the Monthly Financial Statements, a duly completed Compliance Certificate signed by a Responsible Officer, certifying that as of the end of such month, Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth in this Agreement (if any) and such other information as Bank may reasonably request;

(c)Board-Approved Projections.  As soon as available, but no later than thirty (30) days after the last day of Borrower’s fiscal year and contemporaneously with any updates or changes thereto, Board-approved projections as to the then current fiscal year in a form acceptable to Bank;

6.	The Loan Agreement shall be amended by deleting the following text, appearing in Section 6.6(a) thereof:

“(a)Maintain its, its Subsidiaries’ and PA’s operating, depository and securities accounts with Bank and Bank’s Affiliates; provided that Borrower may maintain deposit account #000000858147937 with JPMorgan Chase containing an aggregate amount of funds not to exceed One Hundred Thousand Dollars ($100,000.00) at any time.”

and inserting in lieu thereof the following:

“(a)Maintain its, its Subsidiaries’ and PA’s operating, depository and securities accounts with Bank and Bank’s Affiliates; provided that Borrower may maintain a deposit account with JPMorgan Chase containing an aggregate amount of funds not to exceed One Hundred Thousand Dollars ($100,000.00) at any time.  In addition to the foregoing, Borrower shall be permitted to maintain accounts with PayPal and Stripe, provide that any and all funds maintained in or deposited into such accounts shall be immediately transferred into an account of Borrower maintained with Bank.”

7.	The Loan Agreement is amended by inserting the following new provision (Access to Collateral; Books and Records) to appear as Section 6.11 thereof:

“6.11Access to Collateral; Books and Records.  Allow Bank, or its agents, at reasonable times, on one (1) Business Day’s notice (provided no notice is required if an Event of Default has occurred and is continuing), to inspect the Collateral and audit and copy Borrower’s Books.  Such inspections or audits shall be conducted no more often than once every twelve (12) months unless an Event of Default has occurred and is continuing in which case such inspections and audits shall occur as often as Bank shall determine is necessary.  The foregoing inspections and audits shall be at Borrower’s expense.”

8.	The Loan Agreement is amended by deleting the words “Mezzanine Term Loan Maturity Date” appearing in Section 8.1 therein and inserting in lieu thereof the words “Maturity Date”.
9.	The Loan Agreement is amended by deleting the following text, appearing in Section 8.10 thereof:

“8.10Senior Loan Agreement.  The occurrence of an Event of Default (as defined in the Senior Loan Agreement) under the Senior Loan Agreement, other than an Event of Default solely resulting from Borrower’s failure to comply with Section 6.7 thereof.”

and inserting in lieu thereof the following:

“8.10Senior Loan Agreement.  The occurrence of an Event of Default (as defined in the Senior Loan Agreement) under the Senior Loan Agreement, other than an Event of Default solely resulting from Borrower’s failure to comply with Section 7.1 thereof.”

10.	The Loan Agreement shall be amended by inserting the following new definitions, appearing alphabetically in Section 13.1 thereof:

““2016 Final Payment” is a payment (in addition to and not a substitution for any other payment) with respect to the 2016 Mezzanine Term Loan in an amount equal to three percent (3.0%) of the aggregate original principal amount of the 2016 Mezzanine Term Loan advanced by Bank.

““2016 Mezzanine Term Loan” is defined in Section 2.1.2(a).

““2016 Mezzanine Term Loan Maturity Date” is July 11, 2019.

““2016 Prepayment Premium” shall be an additional fee payable to Bank in amount equal to:

(a)for a prepayment of the 2016 Mezzanine Term Loan made on or prior to the first (1st) anniversary of the Third Loan Modification Effective Date, three percent (3.0%) of the then-outstanding principal amount of the 2016 Mezzanine Term Loan as of the time immediately prior to such prepayment;

(b)for a prepayment of the 2016 Mezzanine Term Loan made after the first (1st) anniversary of the Third Loan Modification Effective Date, but on or prior to the second (2nd) anniversary of the Third Loan Modification Effective Date, one and one-half of one percent (1.5%) of the then-outstanding principal amount of the 2016 Mezzanine Term Loan as of the time immediately prior to such prepayment; and

(c)for a prepayment of the 2016 Mezzanine Term Loan made after the second (2nd) anniversary of the Third Loan Modification Effective Date, zero percent (0.0%) of the then-outstanding principal amount of the 2016 Mezzanine Term Loan as of the time immediately prior to such prepayment.

““Existing Senior Loan Agreement” is that certain Amended and Restated Loan and Security Agreement between Bank and Borrower dated as of May 2, 2014, as amended, modified, supplemented, or restated from time to time.”

““Maturity Date” means the Mezzanine Term Loan Maturity Date and/or the 2016 Mezzanine Term Loan Maturity Date.

““Prime Rate” is the greater of: (i) three and one-half of one percent (3.50%), and (ii) the rate of interest per annum from time to time published in the money rates section of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that if such rate of interest, as set forth from time to time in the money rates section of The Wall Street Journal, becomes unavailable for any reason as determined by Bank, the “Prime Rate” shall mean the rate of interest per annum announced by Bank as its prime rate in effect at its principal office in the State of California (such Bank announced Prime Rate not being intended to be the lowest rate of interest charged by Bank in connection with extensions of credit to debtors).

““Subordination Agreement” means that certain Subordination Agreement dated as of July 11, 2016, by and among SVB, as a lender and administrative agent and collateral agent for the lenders and the lenders party to the Senior Loan Agreement, and SVB as lender under this Agreement.

““Third Loan Modification Effective Date” is July 11, 2016.”

11.	The Loan Agreement shall be amended by deleting the following definitions, appearing in Section 13.1 thereof:

““Borrower” means, individually and collectively, jointly and severally, Stat Health and Teladoc.”

““Credit Extension” is each Mezzanine Term Loan, or any other extension of credit by Bank for Borrower’s benefit.”

““IP Agreement” is, collectively, (a) that certain Intellectual Property Security Agreement dated as of the Effective Date between Teladoc and Bank, as may be amended, modified or restated from time to time and (b) that certain Intellectual Property Security Agreement dated as of June 17, 2015 between Stat Health and Bank, as may be amended, modified or restated from time to time.”

““Loan Documents” are, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, the Perfection Certificate, the Warrant, the IP Agreement, any Bank Services Agreement, the Senior Loan Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower, and any other present or future agreement by Borrower with or for the benefit of Bank in connection with this Agreement, the Senior Loan Agreement, or Bank Services, all as amended, restated, or otherwise modified.

““Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, fees, the Prepayment Premium, the Final Payment, Bank Expenses, and other amounts Borrower owes Bank now or later, whether under this Agreement, the other Loan Documents, or otherwise, including, without limitation, any interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and to perform Borrower’s duties under the Loan Documents.

““Senior Loan Agreement” is that certain Amended and Restated Loan and Security Agreement between Bank and Borrower dated as of May 2, 2014, as amended, modified, supplemented, or restated from time to time.”

““Warrant” is, collectively, (a) that certain Warrant to Purchase Stock dated as of the Effective Date between Borrower and Bank, and (b) that certain Warrant to Purchase Stock dated as of the Effective Date between Borrower and WestRiver Mezzanine Loans, LLC, in each case as may be amended, supplemented, restated or otherwise modified from time to time.”

and inserting in lieu thereof the following:

““Borrower” means, individually and collectively, jointly and severally, Teladoc, Stat Health, Physicians, Compile, and HY.”

““Credit Extension” is each Mezzanine Term Loan, 2016 Mezzanine Term Loan, or any other extension of credit by Bank for Borrower’s benefit.”

““IP Agreement” is, collectively, (a) that certain Intellectual Property Security Agreement dated as of the Effective Date between Teladoc and Bank, as may be amended, modified or restated from time to time, (b) that certain Intellectual Property Security Agreement dated as of June 17, 2015 between Stat Health and Bank, as may be amended, modified or restated from time to time, (c) that certain Intellectual Property Security Agreement dated as of July 11, 2016 between Physicians and Bank, as may be amended, modified or restated from time to time, (d) that certain Intellectual Property Security Agreement dated as of July 11, 2016 between Compile and Bank, as may be amended, modified or restated from time to time, and (e) that certain Intellectual Property Security Agreement dated as of July 11, 2016 between HY and Bank, as may be amended, modified or restated from time to time.”

““Loan Documents” are, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, the Perfection Certificate, the Subordination Agreement, the Warrant, the IP Agreement, any Bank Services Agreement, the Senior Loan Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower, and any other present or future agreement by Borrower with or for the benefit of Bank in connection with this Agreement, the Senior Loan Agreement, or Bank Services, all as amended, restated, or otherwise modified.

““Obligations” are Borrower’s obligations to pay when due any debts, principal, interest, fees, the Prepayment Premium, the Final Payment, the 2016 Prepayment Premium, the 2016 Final Payment, Bank Expenses, and other amounts Borrower owes Bank now or later, whether under this Agreement, the other Loan Documents, or otherwise, including, without limitation, any interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and to perform Borrower’s duties under the Loan Documents.

““Senior Loan Agreement” is that certain Credit Agreement between Bank and Borrower dated as of July 11, 2016, as amended, modified, supplemented, or restated from time to time.

““Warrant” is, collectively, (a) that certain Warrant to Purchase Stock dated as of the Effective Date between Teladoc and Bank, and (b) that certain Warrant to Purchase Stock dated as of the Effective Date between Teladoc and WestRiver Mezzanine Loans, LLC, (c) that certain Warrant to Purchase Stock dated as of the Third Loan Modification Effective Date between Teladoc and Bank, and (d) that certain Warrant to Purchase Stock dated as of the Third Loan Modification Effective Date between Teladoc and WestRiver Mezzanine Loans, LLC, in each case as may be amended, supplemented, restated or otherwise modified from time to time.

12.	The Compliance Certificate appearing as Exhibit B to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Schedule 1 hereto.
13.	The Payment/Advance Form appearing as Exhibit C to the Loan Agreement is hereby replaced with the Payment/Advance Form attached as Schedule 2 hereto.

8.        INCONSISTENCIES.  To the extent there is any direct conflict with respect to representations and warranties and/or affirmative and negative covenants (other than financial covenants) under the Loan Agreement and the Senior Loan Agreement, the terms of the Senior Loan Agreement shall govern.

9.        POST-CLOSING DELIVERABLES.  Within forty-five (45) days after the Third Loan Modification Effective Date, Bank shall have received, in form and substance satisfactory to Bank, a landlord’s consent in favor of Bank for each of the following leased locations: (i) 5350 East High Street, Suite 350, Phoenix, Arizona and (ii) 1945 Lakepointe Drive, Lewisville, Texas, by each landlord thereof, together with the duly executed original signatures thereto.

10.       FEES.  Borrower shall pay to Bank a commitment fee equal to Two Hundred Fifty Thousand Dollars ($250,000.00) which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.  Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

11.       Perfection Certificates.

(a) Existing Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as June 17, 2015 delivered by Existing Borrower to Bank (the “Existing Borrower Perfection Certificate’), and acknowledges, confirms and agrees that the disclosures and information Existing Borrower provided to Bank in the Existing Borrower Perfection Certificate have not changed, as of the date hereof.

(b)In connection with this Joinder and Third Loan Modification Agreement, each New Borrower delivered to Bank a Perfection Certificate signed by such New Borrower dated as of the date of this Joinder and Third Loan Modification Agreement (collectively, the “New Borrower Perfection Certificate”).  Each New Borrower represents and warrants to Bank that: (i) New Borrower’s exact legal name is that indicated on the New Borrower Perfection Certificate and on the signature page hereof; and (ii) New Borrower is an organization of the type, and is organized in the jurisdiction, set forth in the New Borrower Perfection Certificate; and (iii) the New Borrower Perfection Certificate accurately sets forth New Borrower’s organizational identification number or accurately states that New Borrower has none; and (iv) the New Borrower Perfection Certificate accurately sets forth New Borrower’s place of business, or, if more than one, its chief executive office as well as New Borrower’s mailing address if different, and (v) all other information set forth on the New Borrower Perfection Certificate pertaining to New Borrower is accurate and complete.

Borrower hereby acknowledges and agrees that all references in the Loan Agreement to the “Perfection Certificate” shall mean and include, collectively, the Existing Borrower Perfection Certificate and the New Borrower Perfection Certificate.

12.       Ratification of IP Security Agreements.

(a)Existing Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Existing Borrower IP Agreement, and acknowledges, confirms and agrees that the Existing Borrower IP Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in the Existing Borrower IP Agreement and shall remain in full force and effect.

(b) Each New Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of each New Borrower’s IP Agreement, and acknowledges, confirms and agrees that each New Borrower IP Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in the New Borrower IP Agreement and shall remain in full force and effect.

13.       Consistent Changes.  The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

14.       Ratification of Loan Documents.  Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

15.       No Defenses of Borrower.  Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

16.       Continuing Validity.  Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents.  Except as expressly modified pursuant to this Joinder and Third Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.  Bank’s agreement to modifications to the existing Obligations pursuant to this Joinder and Third Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations.  Nothing in this Joinder and Third Loan Modification Agreement shall constitute a satisfaction of the Obligations.  It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing.  No maker will be released by virtue of this Joinder and Third Loan Modification Agreement.

17.       Choice of Law, Venue and Jury Trial Waiver.  New York law governs this Joinder and Third Loan Modification Agreement without regard to principles of conflicts of law.  Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in New York.  NOTWITHSTANDING THE FOREGOING, BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE BANK’S RIGHTS AGAINST BORROWER OR ITS PROPERTY.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS JOINDER AND THIRD LOAN MODIFICATION AGREEMENT, THE LOAN AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS JOINDER AND THIRD Loan Modification AGREEMENT.  EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

18.       Countersignatures.  This Joinder and Third Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.  This Joinder and Third Loan Modification Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one agreement.

[The remainder of this page is intentionally left blank]

This Joinder and Third Loan Modification Agreement is executed as of the date first written above.

NEW BORROWER:

TELADOC PHYSICIANS, P.A.
By: /s/ Adam C. Vandervoort
Name: Adam C. Vandervoort
Title: Authorized Signatory

COMPILE, INC.
By: /s/ Adam C. Vandervoort
Name: Adam C. Vandervoort
Title: VP and Secretary

HY HOLDINGS, INC.
By: /s/ Adam C. Vandervoort
Name: Adam C. Vandervoort
Title: President

EXISTING BORROWER:

TELADOC, INC.

By: /s/ Mark Hirschhorn
Name: Mark Hirschhorn
Title: EVP and Chief Financial Officer

STAT HEALTH, LLC

By: /s/ Mark Hirschhorn
Name: Mark Hirschhorn
Title: President

[Signature Page to Joinder and Third Loan Modification Agreement]

BANK:

SILICON VALLEY BANK

By: /s/ Brendan D. Quinn
Name:Brendan D. Quinn
Title: Director

[Signature Page to Joinder and Third Loan Modification Agreement]

Schedule 1

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:SILICON VALLEY BANKDate:

FROM:  TELADOC, INC., TELADOC PHYSICIANS, P.A, COMPILE, INC., HY HOLDINGS, INC. and STAT HEALTH, LLC

The undersigned authorized officer of TELADOC, INC. TELADOC PHYSICIANS, P.A, COMPILE, INC., HY HOLDINGS, INC. and STAT HEALTH, LLC  (collectively, “Borrower”) certifies that under the terms and conditions of the Subordinated Loan and Security Agreement between Borrower and Bank (the “Agreement”):

(1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement; and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Monthly financial statements with Compliance Certificate

(i) thirty (30) days after the last day of each month that does not end on a fiscal quarter, (ii) forty-five (45) days after the last day of each month that ends on a  fiscal quarter, and (iii) ninety (90) days with respect to the last day of the month ending on the fourth fiscal quarter of each fiscal year

Yes No
Annual financial statements (CPA Audited)	FYE within 180 days	Yes No
10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No
Board-approved projections	Earlier of FYE within 30 Days	Yes No

Notification of registration of Intellectual Property

The following Intellectual Property was registered (or a registration application submitted) after the Effective Date

(if no registrations, state “None”)

___________________________________________________________________________________________

Other Matters

Deposit and Securities Accounts (Please list all accounts; attach separate sheet if additional space needed)

Bank	Account Number	New Account?		Acct Control Agmt in place?
		Yes	No	Yes	No
		Yes	No	Yes	No
		Yes	No	Yes	No
		Yes	No	Yes	No
		Yes	No	Yes	No

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries?  If yes, provide copies of any such amendments or changes with this Compliance Certificate.

Yes	No

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

TELADOC, INC.	BANK USE ONLY
authorized signer
By:	Received by:
Name:	Date:
Title:

STAT HEALTH, LLC	Verified:
authorized signer
By:	Date:
Name:	Compliance Status: Yes No
Title:

TELADOC PHYSICIANS, INC.

By:
Name:
Title:

COMPILE, INC.

By:___________________________
Name:_________________________
Title: ___________________________

HY HOLDINGS, INC.

By: _________________________
Name: _______________________
Title:_________________________

Schedule 2

EXHIBIT C – LOAN PAYMENT/ADVANCE REQUEST FORM

Deadline for same day processing is 2:00 p.m. Eastern Time

Fax To:	Date:

Loan Payment:TELADOC, INC. TELADOC PHYSICIANS, P.A, COMPILE, INC., HY HOLDINGS, INC., and STAT HEALTH, LLC

From Account #________________________________To Account #__________________________________________________

(Deposit Account #)(Loan Account #)

Principal $____________________________________and/or Interest $________________________________________________

Authorized Signature:Phone Number:

Print Name/Title:

Loan Advance:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #________________________________To Account #__________________________________________________

(Loan Account #)(Deposit Account #)

Amount of Mezzanine Term Loan $___________________________

All Borrower’s representations and warranties in the Subordinated Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature:Phone Number:

Print Name/Title:

Outgoing Wire Request:

Complete only if all or a portion of funds from the loan advance above is to be wired.

Deadline for same day processing is 2:00 p.m., Eastern Time

Beneficiary Name: _____________________________Amount of Wire: $

Beneficiary Bank: ______________________________Account Number:

City and State:

Beneficiary Bank Transit (ABA) #: Beneficiary Bank Code (Swift, Sort, Chip, etc.):

(For International Wire Only)

Intermediary Bank: Transit (ABA) #:

For Further Credit to:

Special Instruction:

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature: ___________________________2nd Signature (if required): _______________________________________

Print Name/Title: ______________________________Print Name/Title: ______________________________________________

Telephone #: Telephone #: